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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 6, 2002


                               METROCALL, INC.
            (Exact Name of Registrant as Specified in its Charter)

              Delaware                    0-21924                54-1215634
              --------                    -------                ----------
  (State or other jurisdiction of       (Commission           (I.R.S. Employer
          incorporation )               File Number)        Identification No.)

   6677 Richmond Highway, Alexandria, Virginia                 22306
   -------------------------------------------               ----------
         (Address of principal executive                     (Zip Code)
                     offices)


      Registrant's telephone number, including area code: (703) 660-6677


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Item 5.   Other Events.

         On June 6, 2002, the Bankruptcy Court entered an Interim Order Pursuant to Sections 362 and 105(A) Of the Bankruptcy Code Establishing Notification Procedures Regarding Applicability of the Automatic Stay Limiting Certain Transfers of Common Stock and Preferred Stock of Metrocall, Inc (the "Order"). The Order is attached as Exhibit 99.1 hereto and is hereby incorporated by reference into this Item 5.

         On June 7, 2002 Metrocall sent a Notice of Interim Order Limiting the Sale or Transfer of Common Stock, Preferred Stock and Interests Therein of Metrocall, Inc. Pursuant to the Automatic Stay (the "Notice") to all known holders of stock of Metrocall, Inc. and the transfer agent for Metrocall. The Notice is attached as Exhibit 99.2 hereto and is hereby incorporated by reference into this Item 5.

         On June 10, 2002, Metrocall issued a press release regarding the Order and the Notice. That press release is attached as Exhibit 99.3 hereto and is hereby incorporated by reference into this Item 5.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.


Exhibit No.                Description
-----------                -----------
99.1                       Interim Order Pursuant to Sections 362 and 105(A)
                           Of the Bankruptcy Code Establishing Notification
                           Procedures Regarding Applicability of the Automatic
                           Stay Limiting Certain Transfers of Common Stock and
                           Preferred Stock of
                           Metrocall, Inc.

99.2                       Notice of Interim Order Limiting the Sale or
                           Transfer of Common Stock, Preferred Stock and
                           Interests Therein of Metrocall, Inc.

99.3                       Press Release dated June 10, 2002.



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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         METROCALL, INC.

                         By:    /s/ VINCENT D. KELLY
                                ------------------------
                         Name: Vincent D. Kelly
                         Title:   Executive Vice President,
                         Chief Operating Officer,
                         Chief Financial Officer and Treasurer



Dated: June 10, 2002




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                                EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------
99.1                       Interim Order Pursuant to Sections 362 and 105(A)
                           Of the Bankruptcy Code Establishing Notification
                           Procedures Regarding Applicability of the Automatic
                           Stay Limiting Certain Transfers of Common Stock and
                           Preferred Stock of
                           Metrocall, Inc.

99.2                       Notice of Interim Order Limiting the Sale or
                           Transfer of Common Stock, Preferred Stock and
                           Interests Therein of Metrocall, Inc.

99.3                       Press Release dated June 10, 2002.